UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act Of 1934

Date of Report (Date of earliest event reported): May 1, 2008 (April 25, 2008)

American Defense Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	000-53092	83-0357690
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

230 DUFFY AVENUE
HICKSVILLE, NY  11801

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code:  (516) 390-5300

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a- 12 under the Exchange Act (17 CFR 240.14a- 12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

(a)           By unanimous written consent effective March 31, 2008, the Board of Directors (“Board”) of American Defense Systems, Inc. (“Company”) adopted resolutions approving the Company’s Third Amended and Restated Certificate of Incorporation (the “Charter”) to be effective upon the effectiveness of the Company’s Form 10 Registration Statement (“Form 10”) and authorizing the filing of the Charter thereafter.  By written consent in lieu of an annual meeting effective April 1, 2008, the holders of a majority of the outstanding common stock and Series A Convertible Preferred Stock of the Company approved the Charter to be effective upon the effectiveness of the Form 10.  The Form 10 became effective with the U.S. Securities and Exchange Commission on April 11, 2008.  The Charter was filed with the Secretary of the State of the State of Delaware on April 25, 2008.

The following is a brief summary of the material changes between the former certificate of incorporation of the Company (the “Former Charter”) and the Charter which was filed on April 25, 2008.  The summary does not purport to be complete as to all of the changes or with respect to given changes, as to all aspects of such changes.  All capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Charter.

	Former Charter	Charter

Cumulative Voting	Cumulative voting by any stockholder is expressly denied.	No provision permitting cumulative voting.

Liquidation Rights	None stated with respect to the Common Stock.

The holders of the Common Stock shall be entitled to receive the assets available for distribution to its stockholders ratably in proportion to the number of shares of common stock held by them, subject to the rights of holders of Preferred Stock.

Newly-created Directorships and Vacancies	Any vacancies on the board, including vacancies resulting from an increase in the number of directors, may be filled by the board of directors, though less than a quorum, for the unexpired term.	Newly created directorships or any vacancies on the board shall be filled solely and exclusively by a majority of the remaining directors.

Removal of Directors	No express provision.	Any director may be removed from office at any time, but only for cause and solely by the affirmative vote of the holders of at least 66-2/3% of the voting power of the outstanding capital stock.

Indemnification

The Company indemnifies any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he or she is or was a director, officer, employee or agent of the Company.

No indemnification expressly provided.

Interested Directors

No transaction between the Company and one or more of its directors, or officers or their affiliated entities shall be void or voidable solely because the director or officer is present in the meeting which authorizes such transaction.

No similar express provision.

Amendment of Bylaws	The Board is expressly authorized to adopt, amend or repeal the bylaws, subject to the power of the stockholders to adopt, amend or repeal the bylaws or to limit or restrict the power of the Board.

The Board is expressly authorized to make, alter, adopt, amend or repeal the bylaws. The bylaws shall not be made, altered, adopted, amended or repealed by the stockholders, and no provision inconsistent therewith shall be adopted by the stockholders without the affirmative vote of the holders of at least 66-2/3% of the voting power of the outstanding capital stock.

Classification of Directors	None	The Board is divided into three classes designated as Class I, Class II and Class III.

Action by Written Consent/ Special Meetings of Stockholders	No express provision.

The stockholders may not take any action by written consent in lieu of a meeting, and must take any actions at a duly called annual or special meeting of stockholders and the power of stockholders to consent in writing without a meeting is specifically denied.

Amendment of Certificate of Incorporation	The Company reserves the right to amend, alter, change or repeal any provision of the Certificate of Incorporation.

The Company reserves the right to amend, alter, change or repeal any provision of the certificate of incorporation. An affirmative vote of the 66-2/3% of the voting power of the outstanding capital stock is required to amend, alter or repeal any provision of the certificate of incorporation.

(b)           By unanimous written consent effective March 31, 2008, the Board adopted resolutions approving the Company’s Amended and Restated Bylaws (the “Bylaws”) to be effective upon the effectiveness of the Form 10.  By written consent in lieu of an annual meeting effective April 1, 2008, the holders of a majority of the outstanding common stock and Series A Convertible Preferred Stock of the Company approved the Bylaws to be effective upon the effectiveness of the Form 10.  The Bylaws became effective on April 11, 2008, the date the Form 10 became effective with the U.S. Securities and Exchange Commission.

The following is a brief summary of material changes between the former bylaws of the Company (the “Former Bylaws”) and the Bylaws which became effective upon the effectiveness of the Form 10.  The summary does not purport to be complete as to all of the changes or with respect to given changes, as to all aspects of such changes.  All capitalized terms used herein but not defined herein have the meanings ascribed to such terms in the Bylaws.

	Former Bylaws	Bylaws

List of Stockholders Entitled to Vote

The list of stockholders entitled to vote at the meeting shall be kept on file at the principal office of the Company and shall be subject to inspection by any stockholder at any time during usual business hours.

The list of stockholder shall be open to the examination of any stockholder for a period of at least ten days prior to the meeting (i) on a reasonably accessible electronic network or (ii) during ordinary business hours at the principal place of business of the Company. The stock ledger shall be the only evidence as to who are the stockholders entitled to examine the list or to vote in person or by proxy at any meeting of stockholders.

Notice of Stockholder Business and Nominations	None

For nominations or other business to be properly brought before an annual meeting by a stockholder, the stockholder must have given timely notice thereof in writing to the Secretary of the Company. Nominations of persons for election to the Board may be made at a special meeting by any stockholder if the notice has been timely delivered to the Secretary.

Classification of Board	None	The Board is divided into three classes designated as Class I, Class II and Class III.

Vacancies on the Board	Any vacancies on the board, including vacancies resulting from an increase in the number of directors, may be filled by the board of directors, though less than a quorum, for the unexpired term.	Newly created directorships or any vacancies on the board shall be filled solely and exclusively by a majority of the remaining directors.

Regular Meetings of the Board	The annual meeting of the Board shall be held at the offices of the corporation within thirty days following the annual meeting of stockholders.	Regular meetings of the Board may be held at such places and at such times as the Board may determine.

Special Meetings of the Board	Special meetings of the Board may be called at any time by the President or by a majority of the members of the Board.	Special meetings of the Board may be held at any time or place whenever called by the Chairman of the Board, the CEO, or by any two or more members of the Board.

Committees	The Board may, by resolution adopted by a majority of the Board, delegate not less than two of its members to constitute an Executive Committee and Special Committee, respectively.

The Board may designate one or more committees, each committee to consist of one or more directors. Each committee designated by the Board may make, alter and repeal rules of the conduct of its business.

Election and Term of Office	The officers shall be elected by ballot, by the Board, at its first meeting after the election of directors each year.	The officers shall be elected annually by the Board at its first meeting held after each annual meeting of stockholders as soon thereafter as is convenient.

Appointing Attorneys and Agents; Voting Securities of Other Entities	None

The Chairman of the Board, CEO or the President may from time to time appoint an attorneys or agents, in the name and on behalf of the Company, to cast the votes which the Company may be entitled to cast as the holder of stock or other securities in any other entity.

Chairman of the Board	No express provision regarding the Chairman of the Board.	The Chairman of the Board, if such an officer be elected, shall, preside at all meetings of the Board and the stockholders.

Chief Executive Officer	The president shall be the chief executive officer and shall preside at all meetings of the stockholders and directors.	The chief executive officer shall, in the absence of the Chairman of the Board, or if a Chairman of the Board shall not have been elected, preside at each meeting of the Board and the stockholders.

President and Chief Operating Officer	The president shall be the chief executive officer.

There shall be a President and a Chief Operating Officer. The President and the Chief Operating Officer shall be responsible for the general direction of the operations of the business, reporting to the Chief Executive Officer.

Right to Indemnification for Proceeding Commenced by Covered Person	None

The Company shall be required to indemnify a Covered Person in connection with a proceeding commenced by such Covered Person only if the commencement of such proceeding was authorized in the specific case by the Board. “Covered Person” means a person who was or is made or is threatened to be made a party or is otherwise involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of the fact that he or she, or a person for whom he or she is the legal representative, is or was a director or officer of the corporation or, while a director or officer of the corporation, is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust, enterprise or nonprofit entity, including service with respect to employee benefits.

Prepayment of Expenses	None	The Company shall pay the expenses incurred by a Covered Person in defending any proceeding in advance of its final disposition.

Claims for Unpaid Requested Indemnification	None

If a claim for indemnification or advancement of expenses is not paid in full within 30 days after a written claim therefor has been received by the Company, the Covered Person may file suit to recover the unpaid amount of such claim and, if successful in whole or in part, shall be entitled to be paid the expense of prosecuting such claim.

Fiscal Year	None	The fiscal year shall be determined by resolution of the Board.

Amendment of Bylaws	The bylaws may be amended, repealed or altered in whole or in part by a majority vote of the outstanding stocks of the Company.

The stockholders may alter and repeal any bylaws subject to the provisions of the certificate of incorporation, which requires an affirmative vote of the holders of at least 66-2/3% of the voting power.

Item 9.01                     Financial Statements and Exhibits.

(c)                                                          Exhibits

3.1                                                         Third Amended and Restated Certificate of Incorporation (included as Exhibit 3.1 to Amendment No. 3 to the Company’s Form 10, filed on April 22, 2008, and incorporated herein by reference)

3.2                                                         Amended and Restated Bylaws (included as Exhibit 3.2 to Amendment No.1 to the Company’s Form 10, filed on March 21, 2008, and incorporated herein by reference)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  May 1, 2008

AMERICAN DEFENSE SYSTEMS, INC.

By:	/s/ Gary Sidorsky
Chief Financial Officer